                                                               EXHIBIT 10.11(c)



                       ASSIGNMENT AND ASSUMPTION AGREEMENT



      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into this 5th day of November, 1997, by and between I.C. Isaacs & Company L.P., a Delaware limited partnership ("Isaacs") and Ambra Inc., a Delaware corporation ("Ambra").



                              W I T N E S S E T H:



      WHEREAS, Isaacs has agreed to sell, transfer and assign to Ambra, and Ambra has agreed to purchase and accept from Isaacs certain assets of Isaacs pursuant to a Foreign Boss Rights Acquisition Agreement entered into on September 30, 1997 between Isaacs and Ambra (the "Acquisition Agreement");



      WHEREAS. Ambra has agreed to assume certain obligations of Isaacs related to said acquired assets;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

      1. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Acquisition Agreement.

      2. Isaacs hereby assigns to Ambra all its rights under the agreements identified on the schedule attached hereto constituting the Assumed Agreements insofar as they relate to the Trademarks acquired by Ambra from Isaacs pursuant to the Acquisition Agreement, and all files relating thereto, free and clear of all Encumbrances.

      3. Ambra hereby assumes all obligations of Isaacs arising from and after the date hereof under the Assumed Agreements solely insofar as they relate to the use of the Trademark Assets after Closing.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day, month and year first above written.

                                   I.C. ISAACS & COMPANY L.P., a Delaware
                                   limited partnership




                                   By /s/ Robert J. Arnot
                                      ----------------------------
                                      Name:  Robert J. Arnot
                                      Title: Chairman and Co-Chief Executive
                                                Officer

                                   By: /s/ Gerald W. Lear
                                      ----------------------------
                                       Name:  Gerald W. Lear
                                       Title: President and Co-Chief Executive
                                                Officer



                                   AMBRA INC.


                                   By: /s/ Jorg-Viggo Muller
                                       --------------------------
                                       Name:  Jorg-Viggo Muller
                                       Title: Chairman


                                   By: /s/ Gert-Jorgen Frisch
                                       --------------------------
                                       Name:  Gert-Jorgen Frisch
                                       Title: Vice President

                                                                         FOREIGN

                                SCHEDULE 1.1(b)

                               ASSUMED AGREEMENTS

For all of the following agreements to the extent they apply outside the U.S.:

1. Trademark License Agreement by and between Brookhurst, Inc. and ProGroup, Inc. dated February 1, 1993.

2. Agreement by and between Brookhurst, Inc. and Boss Manufacturing Company dated January 17, 1994.

3. Settlement Agreement by and between Brookhurst, Inc. and Bravo Corporation dated January 21, 1997.

4. Agreement by and between Brookhurst, Inc. and Hi-Tech Golf, Inc. dated July 20, 1994.

5. Settlement Agreement by and between Brookhurst, Inc. and Le Boss Sports Wear, Inc. dated August 9, 1994.

6. Settlement Agreement by and between Brookhurst, Inc. and Hassan Nijem d.b.a. W-Two Tees dated March 31, 1995.

7. Agreement by and between Brookhurst, Inc. and Cooper Industries, Inc. dated July 19, 1993.

8. Agreement by and between Brookhurst, Inc. and Dayang International, Inc. dated February 28, 1994.

9. Agreement by and between Brookhurst, Inc. and Dong Jin Trading Co., Inc. dated February 28, 1994.

10. Agreement by and between The Boss Group Companies and Millie and Sol Friedman dated June 9, 1983.

11. Stipulation Terminating Opposition by and between Boss Group Companies, Inc. and Levi Strauss & Co. dated June, 1976.

12. Agreement by and between Brookhurst, Inc., Yogi Enterprises, Inc. and New York Wholesale dated February 21, 1994.

13. Worldwide Rights Acquisition Agreement by and between Brookhurst, Inc. and I.C. Isaacs & Company L.P. dated September 30, 1997.

                                                                       FOREIGN

                                SCHEDULE 1.1(b)                              2

14. Escrow Agreement by and among Brookhurst, Inc., I.C. Isaacs & Company L.P. and Paine Webber, Inc., dated November 5, 1997.
                                            -